UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2006

GENERAL MILLS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard Minneapolis, Minnesota (Mail: P.O. Box 1113)	55426 (Mail: 55440)
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On June 14, 2006, General Mills, Inc. (the “Company”) issued a press release providing a preliminary report of the Company’s financial performance for the fiscal year ended May 28, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of General Mills, Inc. dated June 14, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   June 14, 2006

GENERAL MILLS, INC.

By:	/s/ Stephen W. Sanger
	Name:	Stephen W. Sanger
	Title:	Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit

Number	Description

99.1	Press release of General Mills, Inc. dated June 14, 2006.